UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

COMMUNITY BANKERS TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-32590 (Commission File Number)	20-2652949 (IRS Employer Identification No.)

9954 Mayland Drive, Suite 2100 Richmond, Virginia (Address of principal executive offices)	23233 (Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ESXB	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02   Results of Operations and Financial Condition.

On January 29, 2021, Community Bankers Trust Corporation issued an earnings release reporting its financial results for the period ended December 31, 2020.  The earnings release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Earnings release issued January 29, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION
(Registrant)

Date: January 29, 2021	By:	/s/ John M. Oakey, III
John M. Oakey, III
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings release issued January 29, 2021